Exhibit 99.1

Scotia Howard Weil 46th Annual Energy Conference Scott Bender, CEO Cactus, Inc. (NYSE: WHD) March 27, 2018

Important Disclosures Non-GAAP Measures This presentation includes references to EBITDA and Adjusted EBITDA, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For more information on the non-GAAP financial measures used in this presentation, including a reconciliation of EBITDA and Adjusted EBITDA to net income, the most directly comparable measure calculated in accordance with GAAP, please refer to the Appendix included in this presentation. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management and anticipated events and trends are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to manufacturing, oilfield services, exploration for and development, production, gathering and sale of oil and natural gas. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading ‘‘Risk Factors’’ in our most recent Annual Report on Form 10-K and other reports that we file with the U.S. Securities and Exchange Commission. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Forward-looking statements may include statements about: demand for our products and services, which is affected by, among other things, changes in the price of, and demand for, crude oil and natural gas in domestic and international markets; the level of growth in number of rigs and well count; the level of fracturing activity and the availability of fracturing equipment and pressure pumping services; the size and timing of orders; availability of raw materials; expectations regarding raw materials, overhead and operating costs and margins; availability of skilled and qualified workers; potential liabilities arising out of the installation, use or misuse of our products; the possibility of cancellation of orders; our business strategy; our financial strategy, operating cash flows, liquidity and capital required for our business; our future revenue, income and operating performance; the termination of relationships with major customers or suppliers; warranty and product liability claims; laws and regulations, including environmental regulations, that may increase our costs, limit the demand for our products and services or restrict our operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; increased import tariffs assessed on products from China or imported raw materials used in the manufacture of our goods in the United States; a failure of our information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; our dependence on the continuing services of certain of our key managers and employees; and plans, objectives, expectations and intentions contained in this presentation that are not historical. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our initial public offering (“IPO”) and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our initial public offering on February 12, 2018, unless we state otherwise or the context otherwise requires. Cactus LLC is our accounting predecessor. References in this presentation to “Pre-IPO Owners” are to Cadent Energy Partners II, L.P. (an affiliate of Cadent Energy Partners), Cactus WH Enterprises, LLC and Mr. Lee Boquet, collectively. In this presentation, we refer to the owners of CW Units following the completion of our IPO as “CW Unit Holders.” 2

Investment Highlights Contributing to Leading Market Share and Strong Growth Profile 3 Highly Experienced Management and Operating Team with Strong Industry Relationships Substantial Cash Flow Generation Dynamic Manufacturing Capabilities Product Innovations and Execution Leading Pure Play Wellhead and Pressure Control Equipment Solutions Provider for U.S. Onshore

Company Overview Year Ended December 31, 2017 Operations Snapshot Revenue by Type Selected Active Basins  Permian  SCOOP / STACK  Marcellus / Utica  Eagle Ford  Bakken Field Service & Other,* 22% Product, 55% Rental, 23% Q3 YTD Actual $236.4 Q3 YTD Actual $77.1 *Product Revenue Includes Drilling and Production Consumables 4 Cactus designs, manufactures, sells and rents highly engineered, consumable products which yield greater pad drilling and completion efficiencies while enhancing safety

Continued Market Share Expansion Historical U.S. Onshore Market Share(1) 35% 30% 25% 20% 15% 10% 5% 0% Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Source: Baker Hughes Rig Count Data, as published on the Friday immediately preceding the 15th day of each month presented and Cactus analysis. 1) Represents the number of active U.S. onshore rigs Cactus followed divided by the total number of active U.S. onshore rigs, as of mid-month. The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore drilling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month. Cactus believes that comparing the total number of active U.S. onshore rigs to which it is providing its products and services at a given time to the total number of active U.S. onshore rigs on or about such time provides Cactus with a reasonable approximation of its market share with respect to its wellhead products sold and the corresponding services it provides. 5 Growth reflects customer validation of technical superiority, reliability and value delivered

Cactus Has Outperformed Margins 2017 EBITDA Margin (%) Peer Group on Returns and ROCE(1) (2015 –2017) (%) (10.0%) (30.0%) Source: Company filings and Factset. Market Data as of 3/20/2018. 6 1) 2) ROCE reflects average of 2015, 2016 and 2017 ROCEs. ROCE = EBIT / (Average of the current and previous year capitalization including capital leases). Cactus EBIT = Adjusted EBITDA - depreciation - amortization. 40.0% 30.0% 20.0% 10.0% (2) (10.0%) (20.0%) 10.0% 20.0% 30.0%

Differentiated Equipment Across Drilling, Completion, and Production Phases of a Well We believe we have gained market share due to our differentiated and feature-rich wellhead systems  Our principal products include our Cactus SafeDrill™ wellhead systems, frac stacks, zipper manifolds, and production trees  Completion (Frac) Drilling Production 7 Our technically advanced wellhead solutions are pad-optimized and result in reduced drilling and completion time.

Increasing Well Counts Drive Our Product Business Total U.S. Onshore Wells Drilled Bakken Powder River Basin 27,140 Marcellus Utica DJ / Niobrara SCOOP / STACK Permian Haynesville Gulf Coast Eagle Ford 2016A 2017A 2018E Source: Spears and Associates March Report. Average Active U.S. Onshore Rigs Operations  14 strategically located service centers in key oil and gas producing basins across the U.S.  Service centers support field services and provide equipment repair services  Cactus has its largest dedicated service centers in the Permian, Marcellus / Utica and the SCOOP / STACK 1,045 2016A 2017A 2018E Source: Baker Hughes for actuals and Spears and Associates March Report for estimates. 8 856 490 Legend Manufacturing Headquarters Service Centers Bossier City, Louisiana Manufacturing Facility 22,791 15,407

Technically Advanced Pad Drilling Wellhead Systems

Conventional Wellhead



Cactus SafeDrill™



SafeDrill™ Advantage

Safety

- ✓ Reduced leak paths due to elimination of lock screws
- ✓ No "hot work" required to cut casing with torch
- ✓ Fewer trips into confined space (cellar)
- ✓ No BOP manipulation after intermediate casing has been installed
- ✓ Lower profile facilitates rig skidding

Time Savings

- ✓ Eliminates BOP Nipple up & Nipple down
- ✓ No waiting on cement
- ✓ Quick connect BOP adaptors for initial installs
- ✓ Entire system may be run through rotary table or riser
- ✓ Mandrel hangers allow casing to be rotated through the lateral section
- ✓ Pack offs run and set through BOPs

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Increasing Completion Intensity Drives Our Rental Business

Proppant / Well (millions of pounds)



20
15
10
5
0
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18

Increasing Stages Pumped in the US



250,000
200,000
150,000
100,000
50,000
0
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18

Hydraulic Fracturing Cost Index



1.0
0.9
0.8
0.7
0.6
0.5
0.4
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18





Source: Spears and Associates December Report.

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Cactus Pressure Control Equipment Advantage SB Series Frac Valves Designs, manufactures, and rents a range of highly engineered and internally-developed products  Built-for-purpose frac valve  Designed for high-intensity frac applications  Redundant sealing at pressure exposure Reduced price sensitivity due to increasing pressure pumping costs  Patent-pending design reduces downtime and repair costs Reliable equipment providers rewarded for reducing non-productive frac time  Increased up-time during high intensity fracs Larger pad sizes, longer laterals and more intensive fracs increase duration of rental time 11

A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost Responsive manufacturing in the U.S. supplemented by high volume production in China U.S. Facility China Facility Industry Leading Product Quality (API 6A / ISO 9001) Highly Engineered Products Cactus Employees HSE Focus Rapid 48 Hour Order Turnaround 5-Axis CNC Machining Customer Responsiveness Pricing Optimization Highly Scalable High Volume Low Cost Forecasted Supply Chain Bossier City facility Suzhou (China) facility  Cactus sources most of its less time-sensitive, high-volume wellhead equipment in China, reducing costs  Wholly foreign owned enterprise (WFOE)  Facility has 14 5-axis computer numerically controlled machines that facilitate rapid-response manufacturing of equipment  “Just-in-time” product capabilities allow Cactus to offer rapid delivery time for parachute orders 12

Clean Balance Sheet & Low Capital Intensity Strong balance sheet with track record of cash flow generation EBITDA – Capex ($ in millions)(1) $81.5 2015 2016 2017 Net Capital Expenditures ($ in millions)(1) $30.7 2015 2016 2017 13 1) 2) Capital expenditures less asset sale proceeds and excluding capital leases. As of March 26, 2018, Cactus had no outstanding borrowings under its revolving credit facility and $5.0 million cash on hand. $23.4 $17.4 $39.4 $14.5 Balance Sheet & Capital Summary  Cash balance; no borrowings (2)  Liquidity and strong cash flows to support future growth  Preliminary discussions on new revolving facility to extend maturity  Disciplined growth and financial prudence  Current 2018 estimated capital expenditures of $40-50 million to capture growing rental opportunities

2017 was a Breakout Year for Cactus  Revenues up 120%  Adjusted EBITDA rose 248%  Generated free cash flow  U.S. onshore wellhead market share increased from 21.2% during Q4 2016 to 26.0% during Q4 2017  Commercialized frac rental innovations to reduce repair time and enhance reliability  Expanded Suzhou, China facility  Hired field technicians in anticipation of growth in frac rentals 14

Entering 2018 with Significant Momentum Drivers that Support our Growth and Positive  Continuing to innovate  Accelerating investment in large-bore frac rental equipment  Expanding Bossier City facility to accommodate products manufactured in China  Expanding West Texas and New Mexico service centers  Expecting continued cash flow generation 15

Gfcactus Appendix

Highly Experienced and Well Incentivized Team with Strong Industry Relationships



Scott Bender, CEO



Joel Bender, COO



Brian Small, CFO



Steven Bender
VP, Operations



Stephen Tadlock
VP, CAO

- Management team is well incentivized as it owns ~33% of the business
- Track record of building & successfully monetizing similar business
- Strength of leadership is attested by management and operating teams that joined from past ventures

1986 → **Current**

Managers that have followed Scott and Joel Bender to Cactus

Scott and Joel Bender become President and VP Operations, respectively, of Ingram Cactus Company	Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control	Scott and Joel Bender found Cactus LLC
▪ QA Director ▪ Chief Wellhead Engineer ▪ Chief Valve Engineer ▪ Sales Director ▪ Technical Manager ▪ Service Center Managers (2) ▪ Senior Salespeople (2)	▪ Chief Financial Officer ▪ VP of Operations ▪ HSE Director ▪ IT Director ▪ Field Services Manager ▪ Service Center Managers (6) ▪ Senior Salespeople (5) ▪ Design Engineers (2) ▪ China Facility Manager ▪ VP of Eastern Hemisphere	▪ VP and Chief Administrative Officer ▪ U.S. Manufacturing Facility Manager

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Building a Leading Equipment Company Management team has built the foundation of this company over four decades with a proven track record of success. GE Oil and Gas (2011) Company (“ICC”) become President Rental Business Manager 1959 1975 1980 1985 1990 1995 2000 2005 2010 2018 Bender found with 18 key (2011) ICC sold to Cooper Cameron Corporation (1996) 18 Scott Bender leaves WGPC (2010) Joel Bender appointed Vice President of CWE (1984) Scott and Joel Cactus LLC managers Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”)—Brian Small joins WGPC as CFO Steven Bender appointed (2005) WGPC Sold to CWE Merges with Ingram Petroleum Services, forming Ingram Cactus  Scott and Joel Bender and VP Operations, respectively, of ICC (1986) Cactus Pipe founded (1959) Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977)

Cactus Equipment Positioned on a 4-Well Pad Product Sold Product Rented Product Rented Services Provided  Wellheads are required by each well over production life One of the first pieces of equipment to be installed Cactus wellheads installed below surface  Frac stacks are connected to the wellhead for the fracturing phase of a well Must reliably withstand all liquids and proppants that are pumped downhole to fracture  Zipper manifolds used during the fracturing process Allow fracing to seamlessly shift from well to well without connecting and disconnecting high-pressure equipment  Variety of equipment to install and service pressure control equipment, such as high-pressure flow iron, closing units, crane trucks, grease units and testing units     19

EBITDA and Adjusted EBITDA Reconciliation

($ in thousands)	Predecessor Historical Year Ended December 31, 2017	December 31, 2016	December 31, 2015
Net income (loss)	66,547	(8,176)	21,224
Interest expense, net	20,767	20,233	21,837
Income tax expense	1,549	809	784
Depreciation and amortization	23,271	21,241	20,580
EBITDA	112,134	34,107	64,425
(Gain) loss on debt extinguishment	0	(2,251)	(1,640)
Stock-based compensation	0	361	359
Adjusted EBITDA	112,134	32,217	63,144

*For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, minus interest expense, net of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million.

Important Disclosure Regarding Non-GAAP Measures

EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income before net interest expense, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment and stock-based compensation.

Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA, because we believe they provide useful information regarding the factors and trends affecting our business.

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Investor Relations Contact Stephen Tadlock VP and Chief Administrative 713-396-5748 IR@CactusWHD.com Officer 21